UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2016

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37666	47-4668380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 in this Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 12, 2016, Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), issued and sold an additional $125.0 million aggregate principal amount of its 5.625% Senior Notes due 2024 (the “Additional Notes”). The Additional Notes constitute a further issuance of, and form a single series with, the $375.0 million in aggregate principal amount of 5.625% Senior Notes due 2024 that the Company issued on April 28, 2016 (the “Existing Notes”). The Additional Notes have been offered only to “qualified institutional buyers” pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”).

Supplemental Indenture

The Additional Notes were issued as additional notes, at an issue price of 100.5% (plus accrued interest from April 28, 2016), under that certain Indenture, dated as of April 28, 2016 (the “Base Indenture”), as amended and supplemented by that certain First Supplemental Indenture, dated as of October 12, 2016 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Deutsche Bank Trustee Company Americas, as Trustee. The terms of the Additional Notes, other than their issue date and issue price, are identical to the terms of the Existing Notes, as described in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2016.

The foregoing descriptions of the Base Indenture and the First Supplemental Indenture are only a summary and are qualified in their entirety by reference to the Base Indenture, the First Supplemental Indenture and the form of Additional Note, which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Registration Rights Agreement

In connection with the sale of the Additional Notes, the Company entered into a registration rights agreement, dated as of October 12, 2016, with the representatives of the initial purchasers party thereto (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement with respect to an offer to exchange the Additional Notes for a new issue of substantially identical notes (except that the new exchange notes will not contain terms with respect to additional interest or transfer restrictions) registered under the Securities Act no later than July 31, 2017, use commercially reasonable efforts to have the registration statement declared effective on or prior to the 90th day after such filing deadline and issue on or prior to 30 days or longer, if required by federal securities laws, after such registration statement is declared effective, such exchange notes. The Company may be required to provide a shelf registration statement to cover resales of the Additional Notes under certain circumstances. If the Company fails to satisfy these obligations, it may be required to pay holders of the Additional Notes additional interest at a rate of 0.25% per annum of the principal amount thereof. The amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof with respect to each subsequent 90-day period until all registration defaults have been cured, up to a maximum amount of additional interest of 0.5% per annum of the principal amount thereof.

The foregoing description of the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed herewith as Exhibit 4.4 and is incorporated herein by reference.

Item 8.01 Other Events.

On October 12, 2016, the Company issued a press release pursuant to Rule 135c of the Securities Act announcing the consummation of its previously announced private offering of the Additional Notes. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of April 28, 2016, by and between Pinnacle Entertainment, Inc. and Deutsche Bank Trust Company Americas, as Trustee is hereby incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 28, 2016. (SEC File No. 001-37666)

4.2	First Supplemental Indenture, dated as of October 12, 2016, by and between Pinnacle Entertainment, Inc. and Deutsche Bank Trust Company Americas, as Trustee

4.3	Form of 5.625% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1)

4.4	Registration Rights Agreement, dated as of October 12, 2016, among Pinnacle Entertainment, Inc. and the representatives of the initial purchasers party thereto

99.1	Press Release dated October 12, 2016, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: October 12, 2016	By:	/s/ Elliot D. Hoops
Elliot D. Hoops Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Indenture, dated as of April 28, 2016, by and between Pinnacle Entertainment, Inc. and Deutsche Bank Trust Company Americas, as Trustee is hereby incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 28, 2016. (SEC File No. 001-37666)

4.2	First Supplemental Indenture, dated as of October 12, 2016, by and between Pinnacle Entertainment, Inc. and Deutsche Bank Trust Company Americas, as Trustee

4.3	Form of 5.625% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1)

4.4	Registration Rights Agreement, dated as of October 12, 2016, among Pinnacle Entertainment, Inc. and the representatives of the initial purchasers party thereto

99.1	Press Release dated October 12, 2016, issued by Pinnacle Entertainment, Inc.